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                                                                    Exhibit 10.3


                                 FIRST AMENDMENT

                 FIRST AMENDMENT, dated as of December 7, 2001 (this "Amendment"), to the Credit Agreement, dated as of November 8, 2001 (the "Credit
                                                                          ------
Agreement"), among Paperweight Development Corp., a Wisconsin corporation
---------
("Holdings"), Appleton Papers Inc., a Delaware corporation (the "Borrower"), the
  --------                                                       --------
several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), Bear Stearns & Co. Inc., as
                                      -------
sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"),
                                                               -------------
Bear Stearns Corporate Lending Inc., as syndication agent (in such capacity, the "Syndication Agent"), U.S. Bank National Association d/b/a Firstar Bank, N.A.
 -----------------
and LaSalle Bank National Association, each as documentation agent (in such capacity, the "Documentation Agents"), M&I Marshall & Ilsley Bank, as managing
               --------------------
agent (in such capacity, the "Managing Agent"), Associated Bank, N.A., as
                              --------------
co-agent (in such capacity, the "Co-Agent"), and Toronto Dominion (Texas), Inc.,
                                 --------
as administrative agent (in such capacity, the "Administrative Agent"; together
                                                --------------------
with the Syndication Agent, the Documentation Agents, the Managing Agent, and the Co-Agent, the "Agents").
                   ------

                              W I T N E S S E T H:

                 WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                 WHEREAS, Section 8.4(b) of the Credit Agreement contemplates and permits a simplification of Holdings' corporate structure by eliminating the intermediary holding companies between Holdings and the Borrower;

                 WHEREAS, as part of such Planned Restructuring, AWDGP was to merge into Holdings;

                 WHEREAS, it is now contemplated that AWDGP merge into the Borrower, with the Borrower as the surviving entity of such merger, and the Borrower has requested that the Lenders agree to amend the Credit Agreement to permit such merger;

                 WHEREAS, the Borrower has also requested that the Lenders agree to amend Section 7.1(c) of the Credit Agreement to permit delivery of monthly financial data for the fiscal month ended on or about November 30, 2001 together with financial data for the fiscal month ended on or about December 31, 2001 no later than January 31, 2002;

                 WHEREAS, the Borrower has agreed that as an additional condition to any repurchase of the Permitted Senior Subordinated Notes pursuant to an "Excess Cash Flow Offer" under and as defined in the Permitted Senior Subordinated Notes pursuant to Section 8.9(a) of the Credit Agreement, the aggregate Revolving Commitments shall have been reduced to at least $50,000,000; and


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                 WHEREAS, the Lenders have agreed to the foregoing amendments but only on the terms and conditions contained in this Amendment.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 Section 1. Defined Terms. Unless otherwise defined herein,
                            -------------
terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 Section 2. Amendment to Section 3.7. Section 3.7(a) of the
                            ------------------------
Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and inserting the following new clause (iii) in lieu thereof:

                 "(iii) expire no later than the earlier of (x) the date that is thirteen months after its date of issuance and (y) the date that is five Business Days prior to the Revolving Termination Date; provided that any Letter of Credit with a one-year or
                       --------
                 longer term may provide for the renewal thereof for additional periods of up to thirteen months (which shall in no event extend beyond the date referred to in clause (y) above)."

                 Section 3.  Amendment to Section 7.1   Section 7.1 of the \
                             ------------------------
Credit Agreement is hereby amended by inserting the following proviso at the end of clause (c) thereof:

                 "provided, however, that for the purposes of the months ending
                  --------  -------
                 on or about November 30, 2001 and December 31, 2001, the delivery of financial data summarizing the results of operations of Holdings and its Subsidiaries for the two month period ending on or about December 31, 2001 no later than January 31, 2002 shall be deemed to satisfy the requirements of this clause (c)."

                 Section 4. Amendment to Section 8.4 Section 8.4 of the Credit
                            ------------------------
Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) in lieu thereof:

                 "(b) Any Parent Entity (other than Holdings) may be merged or consolidated with or into Holdings (provided that Holdings
                                                     --------
                 shall be the continuing or surviving corporation) or may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to Holdings and AILLC may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to AWDGP and AWDGP may be merged or consolidated with or into the Borrower (provided that the Borrower shall be
                                            --------
                 the continuing or surviving corporation) (the "Planned
                                                                -------
                 Restructuring");"
                 -------------

                 Section 5. Amendment to Section 8.9 Section 8.9 of the Credit
                            ------------------------
Agreement is hereby amended by deleting the proviso in clause (a)(A) thereof in its entirety and inserting the following proviso in lieu thereof:



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                  "provided that (x) at the time of such repurchase (i) no
                   --------
                  principal or interest in respect of the Term Loans or Revolving Loans shall be outstanding and (ii) the aggregate Revolving Commitments shall have been permanently reduced to at least $50,000,000 and (y) before and after giving effect to such repurchase, no Default or Event of Default shall have occurred or be continuing"

                  Section 6. Conditions to Effectiveness. This Amendment shall
                             ---------------------------
become effective on the date (the "Amendment Effective Date") on which the
                                   ------------------------
Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders.

                  Section 7. Representation and Warranties; No Defaults or
                             ---------------------------------------------
Events of Default. The Borrower represents and warrants to the Administrative
-----------------
Agent and the Lenders that as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  Section 8. Continuing Effect of the Credit Agreement. This
                             -----------------------------------------
Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

                  Section 9. Counterparts. This Amendment may be executed by one
                             ------------
or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                              -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                          APPLETON PAPERS INC.



                                          By: /s/ Paul J. Karch
                                              Name: Paul J. Karch
                                              Title: Vice President, Law &
                                                     Public Affairs, Secretary

                                          PAPERWEIGHT DEVELOPMENT CORP.



                                          By: /s/ Paul J. Karch
                                              Name: Paul J. Karch
                                              Title: Chief Executive Officer


                                          TORONTO DOMINION (TEXAS), INC., as
                                          Administrative Agent and as a Lender



                                          By: /s/ Jeffery R. Lents
                                              Name: Jeffery R. Lents
                                              Title: Vice President


                                          BEAR STEARNS CORPORATE LENDING INC.,
                                          as Syndication Agent and as a Lender



                                          By: /s/ Victor F. Buizacchelli
                                              Name: Victor F. Buizacchelli
                                              Title: Managing Director


                                          ASSOCIATED BANK, N.A.
                                          As Co-Agent and as a Lender


                                          By: Joseph J. Gehrke
                                              Name: Joseph J. Gehrke
                                              Title: Assistant Vice President